SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20594

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                 March 22, 2004

                Date of Report (Date of earliest event reported)

                               12 to 20 PLUS, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
 -------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

       000-28457                                          86-0955239
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(Commission File Number)                       (IRS Employer Identification No.)

                               4145 Santa Fe Road
                                    Suite 2B
                        San Luis Obispo, California 93401
                     ---------------------------------------
                    (Address of principal executive offices)

                                 (805) 543-7228
                   ------------------------------------------

               Registrant's telephone number, including area code


                             3854 Sacramento Drive,
                                    Suite F,
                        San Luis Obispo, California 93401
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         (Former name and former address, if changed since last report)



Item 2. Acquisition or Disposition of Assets.

On March 22, 2004, 12 to 20 Plus, Inc. (the "Company") the Company acquired 100% of the issued and outstanding shares of the common stock of H. Bana Ltd., a Delaware corporation ("HBL") in exchange for 3,000,000 shares of the Company's restricted common stock pursuant to a Stock Purchase Agreement executed by and between the Company, HBL and its sole shareholder on January 15, 2004. As a result of this transaction, HBL becomes a wholly owned subsidiary of the Company.

Item 7. Financial Statements and Exhibits.

The following documents are filed as a part of this report:


(c ) Exhibits

2.1 - Stock Purchase Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                12 to 20 Plus, Inc.
                                                   (Registrant)

                                                 By: /s/ Carol Slavin
                                                     ---------------------------
                                                         Carol Slavin, President


Date 3/22/2004